UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2026

ARRIVENT BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41929	86-3336099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18 Campus Boulevard, Suite 100 Newtown Square, PA	19073
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (628) 277-4836

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AVBP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 18, 2026, ArriVent BioPharma, Inc. (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”) via live audio webcast on the Internet. Of the 46,368,442 shares of common stock, par value $0.0001 per share, issued and outstanding and eligible to vote as of the record date of April 21, 2026, a quorum of 33,418,793 shares, or 72.07% of the eligible shares, was present at the meeting or represented by proxy.

At the Annual Meeting, the stockholders: (1) elected each of James Healy, M.D., Ph.D., John Hohneker, M.D., and Stuart Lutzker, M.D., Ph.D. to the Company’s board of directors as a Class II director for a term of three years to serve until the 2029 annual meeting of stockholders and until his or her successor is duly elected and qualified or until his or her earlier death, resignation, or removal (“Election of Directors”); and (2) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (“Auditor Ratification”). A more complete description of each of these matters is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 28, 2026.

The number of votes cast in favor or against or withheld by the stockholders and, where applicable, the number of abstentions and the number of broker non-votes on each of the foregoing matters are set forth below.

1. Election of Directors

Nominee	Shares Voted For	Shares Voted to Withhold Authority	Broker Non-votes
James Healy, M.D., Ph.D.	18,058,285	11,527,650	3,832,858
John Hohneker, M.D.	28,043,164	1,542,771	3,832,858
Stuart Lutzker, M.D., Ph.D.	29,495,923	90,012	3,832,858

2. Auditor Ratification

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-votes
33,411,773	829	6,191	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ARRIVENT BIOPHARMA, INC.

By:	/s/ Winston Kung
Winston Kung
Chief Financial Officer and Treasurer

Date: June 22, 2026